Beyond Net-Zero – August Investor Deck

August 12, 2021

gevo

FORWARD LOOKING STATEMENTS

Any statements in this presentation about our future expectations, projections, estimates, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: our Net-Zero 1 Project and other projects; our financial projections concerning our Net-Zero 1 Project, including, but not limited to, capital costs, project revenue, Project EBITDA, levered internal rates of return and projected cash distributions; the status of the engineering work for our Net-Zero 1 Project; our growth plans and strategies; our technologies; our ability to obtain and maintain certifications related to our products; our ability to enter into additional contracts to sell our products; the status of our contract discussions and negotiations; memoranda of understanding, discussions and negotiations relating to potential projects; our projected revenues or sales; our ability to perform under current or future contracts; our ability to become profitable; our ability to finance our Net-Zero Projects; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other filings that we periodically make with the Securities and Exchange Commission. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation.

Gaining Perspective and Framing the Problem

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GAINING PERSPECTIVE

It's the burning of fossil carbon to make electricity, to heat buildings and production processes, and for transportation that generates the vast majority of GHG emissions

Electricity demand is going to go up:

- **30% of people in the world don't have access to electricity**
- **Demand in transportation sector will increase**


Global greenhouse gas emissions by sector
This is shown for the year 2016 – global greenhouse gas emissions were 49.4 billion tonnes CO₂eq.
Our World in Data
Energy 73.2%
Agriculture, Forestry & Land Use 18.4%
Waste 3.2%
Industry 5.2%
Energy use in Industry (24.2%)
Iron and steel (7.2%)
Chemical & petrochemical 3.6%
Other industry 10.6%
Transport (16.2%)
Road Transport 11.9%
Aviation 1.9%
Shipping 1.7%
Energy use in buildings (17.5%)
Commercial (6.6%)
Residential buildings (10.9%)
Unallocated fuel combustion 7.8%
Fugitive emissions from energy production 5.8%
Energy in Agriculture & Fishing (1.7%)
Cement 3%
Chemicals 2.2%
Wastewater (1.3%)
Landfills 1.9%
Deforestation 2.2%
Crop burning 3.5%
Rice cultivation 1.3%
Agricultural soils 4.1%
Livestock & manure (5.8%)
OurWorldinData.org – Research and data to make progress against the world's largest problems.
Source: Climate Watch, the World Resources Institute (2020).
Licensed under CC-BY by the author Hannah Ritchie (2020).

GAINING PERSPECTIVE



Global primary energy consumption by source
The breakdown of primary energy is shown based on the 'substitution' method which takes account of inefficiencies in energy production from fossil fuels. This is based on global energy for 2019
Our World in Data
84.3% of global energy comes from fossil fuels
(in 2000 it was 86.1%)
11.4% from renewables
15.7% from low-carbon sources
Oil 33.1%
Coal 27%
Gas 24.3%
Nuclear 4.3%
Hydropower 6.4%
Wind 2.2%
Solar 1.1%
Biofuels 0.7%
Other renewables* 0.9%
*'Other renewables' includes geothermal, biomass, wave and tidal. It does not include traditional biomass which can be a key energy source in lower income settings.
OurWorldinData.org – Research and data to make progress against the world's largest problems.
Source: Our World in Data based on BP Statistical Review of World Energy (2020).
Licensed under CC-BY by the author Hannah Ritchie.

IN THE US: ELECTRICITY, TRANSPORTATION, AND INDUSTRY NEED TO BE PRIMARY TARGETS FOR GHG REDUCTION—**WE NEED TO REPOWER (FASTER)**


U.S. Greenhouse Gas Emissions by Economic Sector, 1990-2019
8,000
6,000
4,000
2,000
0
Emissions (million metric tons of carbon dioxide equivalent)
1990
1995
2000
2005
2010
2015
2019
Year
Transportation
Electricity generation
Industry
Agriculture
Commercial
Residential
U.S. territories
Source: U.S. EPA's Inventory of U.S. Greenhouse Gas Emissions and Sinks: 1990-2019.
https://www.epa.gov/ghgemissions/inventory-us-greenhouse-gas-emissions-and-sinks

Can be eliminated with renewable energy (electricity, green hydrogen, RNG and hydrocarbons)

Can be eliminated with wind, solar, CHP of renewables like RNG, (and nuclear?)

50% of this Industry GHG's is due to burning fossil fuel. Can be eliminated with renewable energy

Source: https://cfpub.epa.gov/ghgdata/inventoryexplorer/

TRANSPORTATION SECTOR: EVEN IN THE MOST OPTIMISTIC ELECTRIC VEHICLE, FUEL CELL, HYBRID CASES, THE DEMAND FOR HYDROCARBON FUELS IS IN THE **HUNDREDS OF BILLIONS OF GALLONS**

The current market size is ~900B Gallons (WW)

- In the **median scenario,** energy dense hydrocarbons are forecast to fuel **57% of transport energy in 2050**
  - These estimates already incorporate aggressive EV adoption and higher shares of renewable energy, including biomass-based renewable fuels.
- Even **in the most-aggressive mitigation scenario, oil is projected to fuel over 20%** of the global transport sector in 2050.
- In the **least-aggressive scenario**, energy dense liquids will fuel nearly **83%** of the global transport sector in 2050.

Projections of Quantity of Energy Delivered by Hydrocarbons to Transportation Sector in 2040 and 2050



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2018 Baseline
Exxon, 2040
Shell - Islands, 2050
IEA - St. Policies, 2040
BP -BAU, 2050
Shell - Waves, 2050
Shell - Sky 1.5, 2050
IEA - Sust.Dev., 2040
DNV-GL, 2050
BP - Rapid, 2050
IRENA REMAP, 2050
BP - Net Zero, 2050
Most Optimistic Scenario of Hydrocarbon Fuel Reduction Projects 245 BGPY of Demand

ENORMOUS TOTAL ADDRESSABLE MARKET

Total Market	80%+ EV Scenario (Low Estimate)	Single Net-Zero Plant Capacity



- Gevo expects to be able to change the mix of jet fuel and gasoline production with a catalyst change
- Jet fuel is uniquely reliant on low-carbon replacements to achieve net-zero (cannot be replaced by EVs)
- Increasing value for Gevo's isooctane for both low-carbon attributes, and as a high-quality blendstock to upgrade to premium gasoline (vehicle get better mileage, less smog, etc.)

Total Market	80%+ EV Scenario (Low Estimate)	Single Net-Zero Plant Capacity
888 Billion gallons per year[1] 2030E Global Liquid Fuels Demand	**245 Billion** gallons per year 2050E Global Liquid Fuels Demand Required in 80% EV Scenario[2]	**46 Million** gallons per year[3] Planned Capacity of One Gevo Net-Zero plant Represents 0.02% of Market in 80%+ EV Scenario[2]

(1) Source: BP Energy Outlook 2020. Reflects Business-as-usual scenario.
(2) Based on BP Energy Outlook 2020. Net Zero scenario assumes that global carbon emissions fall by over 95% by 2050 broadly in line with a range of scenarios limiting temperature rise to 1.5 degrees Celsius. Net Zero assumes EV adoption rate of 80%+ and renewable energy share of ~59% by 2050E. Based on Project Net-Zero 1 planned capacity.

LIQUID FUELS ARE IN OUR FUTURE…THE QUESTION IS HOW MUCH?

Current EIA Projection of Transportation sector consumption (by fuel)
quadrillion British thermal units



30
25
20
15
10
5
0
2019
history
projections
motor gasoline
distillate fuel oil
jet fuel
electricity
other
2010
2020
2030
2040
2050

Hypothetical Projection Assuming Significant Penetration Of Electrification*
quadrillion British thermal units



30
25
20
15
10
5
0
2019
history
projections
motor gasoline
distillate fuel oil
jet fuel
electricity
other
2010
2020
2030
2040
2050

Source: U.S. Energy Information Administration, Annual Energy Outlook 2020, Reference Case
*Hypothetical case based on EIA numbers and data from Rhodium Group Study 2020. The penetration rate of electrification is highly uncertain.

THINKING ABOUT CARS: WHAT IF WE COULD ELIMINATE THE TAILPIPE EMISSIONS OF CARS ON A FULL LIFE CYCLE BASIS?



Lithium battery
Other manufacturing
Fuel cycle
Tailpipe
CO2 emissions (g/km)
250
200
150
100
50
0
Average European car
Most efficient
European Union average
France
Germany
Netherlands
Norway
United Kingdom
Conventional
Electric

Figure 1. Life-cycle emissions (over 150,000 km) of electric and conventional vehicles in Europe in 2015.

Source: ICCT, "Effects of battery manufacturing on electric vehicle life-cycle greenhouse gas emissions", Feb 2018

IF WE USE A NET-ZERO FUEL, IT'S CONCEIVABLE!



Lithium battery
Other manufacturing
Fuel cycle
Tailpipe
CO_2 emissions (g/km)
250
200
150
100
50
0
Average European car
Most efficient
European Union average
France
Germany
Netherlands
Norway
United Kingdom
Conventional
Electric

Source: Adapted from ICCT, "Effects of battery manufacturing on electric vehicle life-cycle greenhouse gas emissions", Feb 2018 by eliminating the tailpipe GHG emissions to make a point.

LOW-CARBON AND CARBON NEGATIVE FUELS HAVE POTENTIAL TO REDUCE GHG'S AS MUCH AS, OR MORE THAN ELECTRIC VEHICLES—*IF THEY ARE DONE THE RIGHT WAY*

Life-Cycle Emissions Estimates Per 100 Miles

Comparison of Vehicle Emissions (g CO2e / 100 mi)[1]



50000
40000
30000
20000
10000
0
-10000
-20000
-30000
-40000
-50000
GHG Emissions: g CO2e / 100 mi
~45,000
Renewable Hydrocarbon Fuels (RHF) can be competitive with EVs and even offer lower life-cycle GHG emissions… even when blended with fossil fuels!
~13,000
~3,000
~ -43,000
~ 20,000
~ 24,000
0
~ 27,000
~ 24,000
~ 27,000
~ 23,000
~ 30,000
~ 20,000
~ 31,000
~ 20,000
Fuel Cycle
Vehicle Cycle: Car Less Battery
Vehicle Cycle: Battery
Fossil
RHF, 20 CI
RHF 0 CI
RHF -100 CI
Blend: 60% RHF 0 CI, 40% Fossil
Blend: 50% RHF 0 CI, 50% Fossil
Blend: 50% RHF -51.4 CI, 50% Fossil
EV: US Grid Battery: NMC111
EV: CA Grid Battery: NMC111
EV: US Grid Battery: LMO
EV: CA Grid Battery: LMO
EV: US Grid Battery: NMC111
EV: CA Grid Battery: NMC111
EV: US Grid Battery: LMO
EV: CA Grid Battery: LMO
Internal Combustion (Fossil Fuel & RHF)
Plug-In Hybrids
Battery EV

Source: J.B. Dunn, L. Gaines, J. C. Kelly, C. James, C., and K. G. Gallagher, "The Significance of Li-ion Batteries in Electric Vehicle Life-Cycle Energy and Emissions and Recycling's Role in Its Reduction," energy and Environmental Sciences, 2015, as updated by the authors using the most recent U.S. DOE, Argonne National Laboratory, GREET Model, 2018, https://greet.es.anl.gov

Notes: Global warming potential measured in grams carbon dioxide equivalent emissions per vehicle kilometer traveled averaged over the lifetime of the vehicle; model year 2012 internal combustion engine vehicle (ICEV); 2012 plug-in hybrid electric vehicle; 2012 battery electric vehicle (BEV); US electricity grid, 2017 average; California electricity grid, 2017 average, lithium-ion battery with $LiNi_{0.4}Co_{0.2}Mn_{0.4}O_2$ cathode materials paired with graphite anodes (NMC111); lithium-ion battery with a $LiMn_2O_4$ cathode material paired with graphite anodes (LMO). Unit conversions performed by Gevo. Gevo scenarios assume RHF fuel used with standard ICEV. Gevo calculations used for RHF scenarios assuming given CI scores.

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BURNING OF FOSSIL FUEL RELEASES FOSSIL CARBON

Liquid Hydrocarbons are a Terrific Energy Carrier; Infrastructure Already Exists


Carbon Dioxide
Water
Burning to release energy!
Isooctane (gasoline)
Jet Fuels

MOVING BEYOND NET-ZERO: **SEQUESTRATION OF CARBON**



Carbon Dioxide
Water

Inherent Energy of Concentrating CO_2 and Putting the Energy Back into the Fuels (Reverse of Burning)

+

Process Energy

Requires renewable carbon and renewable energy to achieve Net-Zero

To Move Beyond Net-Zero GHG's

- Capture of CO_2 during production of raw materials
- Capture of CO_2 from production
- Capture of CO_2 during energy production



Isooctane (gasoline)



Jet Fuels

ELIMINATE FOSSIL BASED ENERGY AND CAPTURE RENEWABLE CARBON

GEVO'S BUSINESS SYSTEMS, FROM RAW MATERIALS TO RENEWABLE FUELS, EXEMPLIFIES THE CIRCULAR ECONOMY IN ACTION



CO2
SUSTAINABLY GROWN RAW MATERIALS
SUSTAINABLE FERTILIZER
SEQUESTRATION
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BIOGAS
BIOGAS PLANT
MANURE
RENEWABLE FUEL PLANT
WIND POWER
DAIRY, BEEF, POULTRY & PIG TO FOOD
$
CAN BE SOLD TO MARKET
ZERO-CARBON HYDROGEN
$
CAN BE SOLD TO MARKET
ADDED PROTEIN FOR PET NUTRITION AND AQUACULTURE



Fossil GHG Emissions
100g/MJ CO2 Emissions
Driving the Life-cycle GHG's Emissions of Jet, Gasoline, Diesel and Chemicals to Net-Zero and Beyond
Renewable Carbon Feedstock
Renewable Energy
0g/MJ CO2 Emissions
Soil Carbon Capture has Potential to Drive to Negative Life-Cycle GHG Emissions

GEVO & WHAT WE DO

RENEWABLE ENERGY *TRANSFORMED*



DECARBONIZATION OF FOOD, FUELS, CHEMICALS AND MATERIALS

- We transform renewable energy sources into a “drop in” fungible commodity (liquid hydrocarbons) that can be easily stored and transported globally
- We pay attention to the full business system, from capture of carbon, through protein production, through hydrocarbon production, to our sources of renewable energy, to our products fate in the marketplace
- We are developers of, and investors in: biogas, wind electricity, in addition to hydrocarbons

HIGH-VALUE PROTEIN, DROP-IN GASOLINE, JET FUEL, AND OTHER HYDROCARBONS WITH NET-ZERO GHG EMISSIONS WHEN BURNED

Raw Materials



Now
Enabled

Most carbohydrate-based raw material can work



High-value Protein (Pet Nutrition/Aquaculture)[1] & Oil
Jet Fuel
Renewable Premium Gasoline (Isooctane)[2]
Oxygenated Blendstocks for Gasoline (Isobutanol)
Diesel (Future Intent)

- **Proven technology in production and product use**
- The value of carbon can now be priced
- We believe we have customer demand to require multiple large plants
- We are using a Take-or-Pay contract approach, successfully, with customers

(1) Added to end products
(2) Certain regulatory approvals required in some jurisdictions.

KEY INFORMATION

Cash, Cash Equivalents, Restricted Cash, and Marketable Securities	~$567 million (6/30/2021)
Debt	~$67 million (6/30/21)
Common Shares Outstanding	~198 million (6/30/2021)

HOW WE DO THE "REVERSE OF BURNING" IN A SUSTAINABLE SYSTEM



Proprietary Enabling Technology
IP Portfolio Valued at +$400 million*
Photosynthesis and Processing
Carbon Dioxide
Water
Carbohydrate (sugars)
Proprietary
Fermentation Technologies (GIFT®)
Proprietary Yeast
Isobutanol
Proprietary
Catalytic Chemistry
Isooctane (gasoline)
Jet Fuels

*Estimated Value of IP by Peak Value IP LLC, August 2020

IMPROVING AGRICULTURE & PUTTING NUTRITION INTO THE FOOD CHAIN

Sustainable Agriculture Sparks the Whole Circular Economy

- **Nutrition first,** Gevo will produce more protein products than fuel products based on tonnage!
- **Help farmers succeed**, growing their operations and employing more people
- **Better economic conditions** help rural communities thrive
- **Farms participate in growth** of renewable energy infrastructure
- **Every acre produces** both food and fuel



Improved Yield



Protein Captured Without Starch







Protein for Pet Nutrition, Aquaculture & Animal Feed

Market and Business Development

DEMAND IS INCREASING: WE BETTER THINK BIGGER, SOONER

Attractive Contract Portfolio

✓ **Large, Growing Portfolio**

- Approximately $1.6 billion[1] in take-or-pay contracts in place
- Additional >$20 billion[2] actively being discussed or negotiated with high-quality customers

✓ **Long-Term:** Majority of contracts have 6–7 year terms once the production facility begins production

✓ **Take-or-Pay:** ~52 of 54 MMGPY currently contracted is take-or-pay; additional ~900 MMGPY in contract development pipeline

✓ **Fixed Price:** Common for the contracts to contain fixed price components in overall pricing structure

Market Traction

46 MMGPY
Planned Capacity of Single Gevo Renewable Fuels Plant[4]

54 MMGPY
Total Volumes Currently Contracted

~900 MMGPY
Total Volumes in Contract Development Pipeline

	~$1.6 billion Take-or-Pay offtake *(signed)*[1]	>$20 billion Take-or-Pay Offtake *(negotiations and discussions)*[2]	Other Off-Takes[3]
Gasoline	Haltermann Carless; TRAFIGURA	Global Companies	City of Seattle
Jet Fuel	DELTA; TOTAL; SAS; TRAFIGURA	Global Companies	AVFUEL; TITAN; NETJET; BOMBARDIER

(1) The estimate is based on certain revenue assumptions in the contracts, including the value of certain environmental credits and the sales price of the fuel. This estimate represents the revenue over the entire term of the contracts
(2) Calculated as in (1) and represents an estimate of potential outcomes depending on discussions and negotiations. There can be no guarantee that any of these contracts get executed and close. They are being discussed and/or negotiated
(3) Includes distributors and end customers
(4) Based on Project Net-Zero 1

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RANKING OF **POTENTIAL** SAF SUPPLIERS BY **CASH COST OF PRODUCTION** ACCORDING TO NEXANT (NO CARBON VALUE INCLUDED)



Cash Cost (USD per gallon)
gevo
Competitor A
Competitor B
Competitor C
000
500
1 000
1 500
2 000
2 500
Cumulative Capacity (million gallons per year)
Asia Pacific
North America
Western Europe

NET-ZERO PROJECTS

Production plants that make "net-zero" ghg products

gevo

PERSPECTIVE AND APPROACH TO NET-ZERO PROJECTS

- Continue to focus engineering work, product mix, and unit operations to optimize economics and mitigate potential operating risks
  - Target 18-20% levered IRR
  - Create additional optionality and profit opportunities with additional products, i.e.,
    - Maximize protein product and corn oil production and/or add value to the protein and/or oil
    - Sell chemical intermediates (IBA, olefins, other intermediates)
    - Energy (electricity, hydrogen, biogas, etc)
  - For NZ1, install extra fermentation capacity for risk mitigation and upside. This causes capital to go up but provides additional products and economic optimization. Deploy capital to make expansion, at a later date, easier.
  - Implement utilities and certain infrastructure using a third-party commercial and financing structures thereby benefitting from expected lower cost of capital.
- Optimize the capex, the leverage, equity investment, and returns with the intent maximizing cash distributions to Gevo

SCOPE OF NET-ZERO 1*--UPDATED JULY 2021

An "Off-the-Grid" Renewable Protein, Oil, Chemical and Hydrocarbon Plant**



+340 Million lbs of Value-added Nutritional Protein Products
~30 Million lbs of Vegetable oil
~44 Million lbs of IBA
Production Processes
Low Carbon Corn ~30 Million Bu (1.68B lbs)
Protein & Oil
Residual Starch Slurry
Chemical/Hydrocarbon Production
~46 Million Gallons of Hydrocarbons (Jet and Isooctane)
Waste-Water
Water
Biogas
Electricity
Hydrogen
On-Site Water Treatment/Biogas Production
Biogas
On-Site Electricity Production
Off-Site Wind Electricity Production
Renewable Hydrogen Production
Energy, Utilities, Water Processes

UPDATES TO SCOPE

- Increase of IBA capacity so we have ability to develop the IBA specialty markets
- Small increase of hydrocarbon capacity
- Increase of value-added nutritional protein products
- On-site wastewater and related biogas production expected to be done in a separate project with lower cost financing
- Increase of site infrastructure to facilitate capacity expansions

*Currently Planned for Lake Preston, volumes of inputs and products are subject to change. **The plant would be connected to the grid to supply energy to the grids, and also to take energy from the grids if needed. The plant is being designed to be self sufficient for its energy between what can be generated on-site and from the planned off-site wind farm. Gevo may also bring RNG to the plant from its RNG project.

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PROJECT NET-ZERO 1 UPDATE AND SUMMARY[(1)]

ENGINEERING WORK IS ON TRACK---WE ARE CONTINUING WORKING THROUGH OPTIMIZATIONS

Key Projected Base Case Economics

Projections as of July 2021	Millions
Installed Capital Cost	~$720
Fully Financed Installed Capital Cost	~$980
Project Revenue	~$340-350/yr
Project EBITDA	~$150-160/yr
Returns to Gevo (levered IRR)	18-20%
Projected Cash Distribution to Gevo	$80-90/yr

Please read the information in the box to the right for more explanation. Please see the footnotes on this slide for additional assumptions.

Projected Timeline and Capacity

- Planned construction start: 1H 2022
- Planned Start-Up: 1H 2024
- Projected to produce ~46MMGPY of Net-Zero[(2)] footprint renewable jet fuel and gasoline fuels, plus
- Capacity for ~44MMlbs of IBA for specialty markets
- ~340MMlbs of high-value protein products
- ~30MMlbs of corn oil products

Overview and Current Economic Assumptions/Projections

- Hydrocarbon Capacity is sold out (oversubscribed) based on our take-or-pay contracts.
- Plant Revenue is currently projected to be ~$340-$350M/yr. This includes the hydrocarbon products, carbon value, nutritional protein value, corn oil value, and revenue from IBA that we expect to produce in excess of what is needed as feedstock for hydrocarbon capacity.
- Current projection of Plant Project EBITDA is ~$150-$160M/yr based upon the pricing in current contracts, and the assumptions outlined on slide 29 of this deck.
- Projected levered IRR Gevo of ~18-20% including all revenue streams (distributable cash, O&M fees). The distributed total cash to Gevo from the project after debt service and major maintenance is currently projected to be ~$80-$90M/yr once the plant is at steady state, based on 65% debt.
- The capital cost projection of ~$720M for equipment and build-out (installed hard costs) which leads to a fully financed cost of ~$980M (fully installed, fully deployed, fully financed with provision for interest during construction and debt reserves, based on current debt estimates). This cost includes increased capacity for hydrocarbons, addition of more IBA capacity to serve specialty markets, infrastructure to facilitate capacity expansion, adoption of certain unit operations to facilitate GHG reduction, and increased costs of steel and equipment based on latest data.
- Waste-water treatment and on-site biogas production is currently planned to be a separate project with separate funding (at an anticipated cost of capital commensurate with infrastructure returns) using a third-party build, own, operate (BOO) model. On-site biogas production is expected to meet the thermal demand for the plant.
- A separate but related wind power project is being developed to meet the majority of the NZ1 electricity demand. This wind project would be "wired" directly to NZ1. The wind project would be a separate project with separate funding (at lower cost of capital) using the BOO model.
- We plan on making Green Hydrogen. Current scope of capex includes the capacity of hydrogen we need for our products. We are still determining if and how much excess to make for the marketplace and economic benefit to Gevo.

(1) The Net-Zero 1 Project financial projections on this slide are "forward-looking statements" based on current engineering work completed as of July 2021 and Gevo's internal financial models. The current projections are subject to change in the future due to a number of factors, including due to new information related to capital costs, production costs, macro-economic effects, government policy changes, or other factors. The projected capital costs are subject to change based on the completion of the engineering and design work and other factors. Based on the current engineering and design work, the current hard capital cost estimates carry a +/- 30% factor. A number of assumptions were used to determine the projections, including, but not limited to, Federal, California and European low carbon credit values remaining approximately at current levels across the life of the project and the assumptions described on the following slide. Project EBITDA as used herein in a project finance modeling context is a non-GAAP measure calculated by subtracting all forecast operating expenses from operating revenue. The projections include the anticipated costs of services paid in connection with the ancillary wind electricity project and combined waste-water treatment/site anerobic digestor project.

(2) Based on full cradle-to-cradle analysis using Argonne National Laboratories GREET model. Includes agricultural practices, energy sources, supply chain, and end fate of product.

gevo

KEY FINANCIAL MODEL INPUT ASSUMPTIONS (1)

Item	Current Assumption	Comment
Corn	$3.60/bu average price for the next 30 years	Based on trailing ten-year historical average. If corn prices were to stay at the currently high price of $5.50 per bushel for all 30yrs, the impact to the project would be a decrease of approximately 4% in terms of levered IRR. Gevo does not expect this scenario to be likely.
Co-Product Value	Approximately 50-60% of the value of the corn cost	Protein, feed products, and corn oil are valuable. The value of the co-products correlates to corn price. It should be noted that corn oil value has increased due to the demand for renewable diesel.
Oil Price	$65/bbl for the next 30 years	If oil prices increase, then the levered IRR would be expected to increase because the value of Gevo's hydrocarbons would increase based on the terms of the sales contracts (independent of carbon value). If oil prices decrease, then the value of Gevo's hydrocarbons would be expected to decrease correspondingly. A $10/bbl decrease in oil prices would likely result in approximately a 1% decrease in levered IRR.
Carbon Value	Approximately $2.70/gal	This includes projected value of carbon credits from LCFS in CA using a 40 CI score (even though GREET model projects a score of -5 CI), RINS, EURED and/or blenders tax credit based on current market values. Because of the current political and market momentum to solve GHG emissions, Gevo believes that carbon credit values should increase over time. However, it's worth noting that carbon credit values is subject to government policies that can change. If the full value of the carbon reductions expected in Gevo's products could be captured, then the levered IRR for the project would increase. If current low till and no till farming practices were recognized and valued by California and other states, the levered IRR of the project would be expected to increase approximately 6%.
Capital Cost	$720M	The capital cost is believed to be a plus or minus 30% estimate based upon current engineering and design work as of July 2021. This number is subject to change as Gevo further optimizes scope or develops further information that impacts costs or savings to build Net-Zero 1. Gevo is continuing the engineering and design work with the goal to refine the engineering estimates to a plus or minus 10% standard in order to facilitate financing for the Net-Zero 1 Project. Each $100M of change to capex results in a change to the unlevered IRR of approximately 1-2%, assuming the other assumptions remain constant.

- The financial model projections for Net-Zero 1 will change over time as key input values change, and as Gevo moves through the development and commercialization cycle.

(1) This slide describes some of the key assumptions used to produce the financial projections for the Net-Zero 1 Project contained on the prior slide.

Lake Preston and NZ1

Status

- Development costs fully funded
- Construction equity fully funded
- Capacity fully sold-out using take-or-pay contracts
- EPC firm engaged in front-end engineering and design
- Project delivery contract (EPC) in negotiation
- Permitting on schedule
- Project debt financing in preparatory stage in parallel with development
- Target close on debt funding 1H 2022

The NZ1 construction is expected to employ ~1000 people

The permanent regional employment impact is estimate to be over 900 jobs (~70 FTEs on site)

Lake Preston, South Dakota



Greenfield Site (Lake Preston, SD)*



*Site overlay not to scale and subject to change.
Gevo assessment of operating period economic impact is based on Net Zero 1 operating projections and the Bureau of Economic Analysis' Kingsbury County, South Dakota RIMS2 Multipliers - 2018 Data. The impacts include initial impact and indirect and induced effects of economic activity, as captured by the RIMS2 multipliers. Construction period employment is an estimate of direct jobs and Gevo has not assessed potential indirect and induced effects of construction on the region.

gevo

Work with Farmers, Eliminate the Fossil Emissions, Capture Carbon, Drive the GHG Footprint Down

gevo

GOING BEYOND NET-ZERO: CAPTURING CARBON IN THE SOIL

SUSTAINABLE AGRICULTURE OFFERS POTENTIAL UPSIDE IN COMBINATION OF RENEWABLE ENERGY IN PRODUCTION

Impact of Agricultural Practice on Total Life-Cycle GHG Emissions for Hydrocarbons Burned for Transportation Energy (1)



A Base Mix of Tillage Practices Near NZ1
If all Strip-Till or Low-Till
If all No-Till
Impact of Soil Carbon Capture Technology
If Wastes Products
50
0
-50
-100
-150
-200
gCO2e/ MJ
-5
-7
-35
-190
6



Low Till



No Till

Agriculture improvements are practical and being done

- Sequester carbon in the soil
- Higher yield
- Less inputs

Tillage Practices Near Net-Zero 1 Site (2)



Conventional Tillage, 27%
No-Till, 21%
Low Till, 52%

Based on data and trials by LOCUS, a company who believe soil organic carbon (SOC) can be dramatically increased by building root systems and other soil amendments. If true, the amount of carbon capture per gallon could be in the 10's of kgs per gallon. We are working with them and other companies to figure it out.

(1) EcoEngineers is in process of a detailed review and analysis.
(2) EcoEngineers, USDA – NRCS 2019 South Dakota Cropping Systems Inventory Report.

DONE RIGHT, GROWING PLANTS PUTS CARBON FROM THE AIR INTO THE SOIL



Plants pull CO_2 from the atmosphere during photosynthesis and store it in biomass
After termination, plant matter decomposes into organic matter, a portion of which is soil organic carbon
Root exudates contribute organic carbon to the soil and promote aggregation
Roots decompose, storing atmospheric carbon as particulate organic matter
Soil organic carbon promites aggregate size and stability
A
B

New Technology Potential



No Microbes Added
Microbes Added
No Microbes Added
Microbes Added

[Promoting plant probiotics (uq.edu.au)](uq.edu.au)

GEVO GLOBAL CERTIFICATIONS – FARM CERTIFICATIONS

RSB


RSB

RSB certifies that Gevo adheres to the United Nation's 12 Principles:

Principle 1 Legality	Principle 2 Planning, Monitoring & Continuous Improvement	Principle 3 Greenhouse Gas Emissions	Principle 4 Human & Labour Rights	Principle 5 Rural and Social Development	Principle 6 Local Food Security
Principle 7 Conservation	Principle 8 Soil	Principle 9 Water	Principle 10 Air Quality	Principle 11 Use of Technology, Inputs & Management of Waste	Principle 12 Land Rights

ISCC


ISCC

ISCC PLUS certification enables Gevo to validate the responsible nature of its liquid transportation fuels and to highlight the traceability, qualifying that such fuels are produced in a sustainable manner

ISCC principles:

- **Principle 1:** Protection of biodiverse. and carbon rich areas
- **Principle 4**: Compliance with Human, Labor and Land rights
- **Principle 5:** Compliance with Laws and. International Treaties
- **Principle 6:** Good Management. Practices and Continuous Improvement

TRACKING CARBON AND SUSTAINABILITY ACROSS THE BUSINESS SYSTEM

VERITY TRACKING

Gevo is partnering with Blocksize Capital to establish a **blockchain** technology for tracking sustainability, building trust and setting the highest standards for the industry


Savings due to digitalization & automation
Encoded Data
Tamper-proof
Avoid Green-washing and Double Counting


Truck Scale
Corn Storage
Corn Slurry & Cook
Fermenta-tion
Processing
Storage
Rail & Truck
Farmer Cloud
DLT middleware
PI Web REST API
Nodes in other plants
Node
GEVO.com
Data Historian
Automated Data Input
Manual Data Input

WE SHOULD IMPROVE AGRICULTURE, GENERATE MORE PROTEIN AND CAPTURE SOIL CARBON, WHILE IMPROVING OVERALL SUSTAINABILITY

Land Use Has Stayed Relatively Stable, While Yields have Dramatically Improved[1]



Corn - Planted Acreage (Left Axis)
Corn Yield (Right Axis)
Planted Acreage (Million Acres)
Yield (Bushels/Acre)
0
20
40
60
80
100
120
140
160
180
200
1926
1930
1934
1938
1942
1946
1950
1954
1958
1962
1966
1970
1974
1978
1982
1986
1990
1994
1998
2002
2006
2010
2014
2018

Improving Global Yields Will Enable Corn to Address Food and Energy Demands



Corn Yield, Bushels / Acre, Current Top Corn Producers(2)
91.0
172.0
100.4
87.6
122.7
US (1980)
US (2020)
China (2020)
Brazil (2020)
Argentina (2020)

Technology transfer can help accelerate yield growth in other countries: top producer yields stand where the US was 30-40 years ago

Corn Produces Large Quantities of Protein, Oil, and Residual Starch. Based on Total Proximate Analysis (not recovery)[3]

	Bu/Acre	lbs Protein/Acre	lbs Oil/Acre	Residual Starch/Acre
Corn (56lb/Bu)	180	893	449	6,346
Soybeans (60lb/Bu)	51	1,057	555	-

(1) USDA Feed Grains: Yearbook Tables. May 2021. https://www.ers.usda.gov/data-products/feed-grains-database/feed-grains-yearbook-tables/ (2) US 1980 data from FAOSTAT, US 2020 from USDA Crop Production Annual Summary, Others from USDA Foreign Agricultural Service (3) USDA Feed Grains: Yearbook Tables. May 2021. https://www.ers.usda.gov/data-products/feed-grains-database/feed-grains-yearbook-tables/ and USDA Oil Crops Outlook. May 2021. https://www.ers.usda.gov/publications/pub-details/?pubid=101170 2021/2022 Marketing Year Estimates used. Nutrient composition data derived from USDA Food Composition tables and adjusted for standard commodity moisture levels. US Department of Agriculture, Agricultural Research Service, Nutrient Data Laboratory. USDA National Nutrient Database for Standard Reference, Release 28. Version Current: September 2015, slightly revised May 2016. Internet: https://www.ars.usda.gov/Services/docs.htm?docid=8964. Residual starch represented by carbohydrates ex fiber.

Creating Optionality, and Profit with RNG

GEVO NW IOWA RENEWABLE NATURAL GAS FACILITY

Description

- 355,000 MMBtu/yr RNG
- ~$70mm capex
- +30% LIRR(1)
- Multiple dairy farms with over 20,000 milking cows combined
- Gas upgrading system to be located adjacent to Northern Natural Gas pipeline
- Sell RNG to LCFS market ***and to augment Gevo renewable fuels production***

Status

✓Under Construction and ON TRACK
✓Start-up expected in early 2022
✓Sales & purchase agreement in place with bp



(1) Projected project-level leveraged internal rate of return based on project financing structure and assumptions around offtake contract pricing, number of cows producing manure, carbon value, capital costs, and operating costs, all of which are subject to change and revisions. The returns assume that at least 50% of the RNG is sold into CA for transportation use.

bp authorized the use of bp logo to be used in this presentation.

RENEWABLE ENERGY AND CARBON TRANSFORMED TO DROP-INS

Easy to Store, Easy to Use, Drop-in, Works with Existing Infrastructure, Fleets, Chemical Processing and Plastics Production



Protein and Corn Oil
Wind Electricity
Biogas
Photosynthetic Energy
Hydrogen
Production
Storage tank
of
Liquid Renewable
Energy
Existing Pipelines
and distribution
Drop in Chemicals and Plastics

FOR ADDITIONAL INFORMATION ABOUT GEVO

These short videos explain more about Gevo, our process, business system, and how we think about sustainability

NET ZERO 1 (1:52): https://vimeo.com/540736374
Gevo – Solving Energy (2:00): https://vimeo.com/531083659
Working Toward Zero Carbon Footprint (2:46): https://vimeo.com/440219829
Food and Fuel (1:19): https://vimeo.com/440220247
Where we are so far (1:21): https://vimeo.com/416215170
Our Process (1:01): https://vimeo.com/416215010
Replacing Fossil Based Carbon (2:07): https://vimeo.com/396232536
Farming Carbon & Soil Conservation (1:54): https://vimeo.com/379773448
Sustainable Jet Fuel (1:59): https://vimeo.com/379896308
Partners with Mother Nature (1:49): https://vimeo.com/416215170
Going After the Whole Gallon(0:50): https://vimeo.com/451342705
We are Recycling Carbon (0:45): https://vimeo.com/451341985
Our Circular Economy (0:48): https://vimeo.com/451341499

www.gevo.com


PAST
FUTURE

APPENDIX

FORECAST CITATIONS: GLOBAL FORECASTS

- IEA	- IEA (2020), World Energy Outlook 2020, IEA, Paris https://www.iea.org/reports/world-energy-outlook-2020
- Exxon	- ExxonMobil. 2019. Outlook for Energy: A Perspective to 2040. https://corporate.exxonmobil.com/-/media/Global/Files/outlook-for-energy/2019-Outlook-for-Energy_v4.pdf.
- International Renewable Energy Agency	- IRENA (2019), Global energy transformation: A roadmap to 2050 (2019 edition), International Renewable Energy Agency, Abu Dhabi.
- Bloomberg New Energy Finance	- Bloomberg New Energy Finance. 2020. Electric Vehicle Outlook 2020. https://about.bnef.com/electric-vehicle-outlook/.
- International Council on Clean Transportation	- International Council on Clean Transportation. 2020. Vision 2050. https://theicct.org/sites/default/files/publications/ICCT_Vision2050_sept2020.pdf.
- Shell	- Shell. 2021. The Energy Transformation Scenarios. www.shell.com/transformationscenarios.
- BP	- BP. 2020. Energy Outlook 2020 Edition. https://www.bp.com/content/dam/bp/business-sites/en/global/corporate/pdfs/energy-economics/energy-outlook/bp-energy-outlook-2020.pdf.
- DNV-GL	- DNV-GL. 2020. Energy Transition Outlook 2020. https://eto.dnv.com/2020/#ETO2019-top.
- MIT Energy Initiative	- MIT Energy Initiative. 2019. Insights into Future Mobility. Cambridge, MA: MIT Energy Initiative. http://energy.mit.edu/insightsintofuturemobility.

FORECAST CITATIONS: US FORECASTS

- New York Times	- Plumer, B., Popovich, N. and Migliozzi, B. March 10, 2021. Electric Cars Are Coming. How Long Until They Rule the Road?. *The New York Times*. https://www.nytimes.com/interactive/2021/03/10/climate/electric-vehicle-fleet-turnover.html. - Projections follow fleet turnover model in Alarfaj, A. et al., 2020 Environ. Res. Lett. 15 0940c2. https://iopscience.iop.org/article/10.1088/1748-9326/ab7c89/pdf. Electric vehicle sales projection follow IHS Markit forecasts.
- Energy Policy Simulator, Energy Innovation LLC	- Energy Policy Simulator. *Energy Innovation LLC*. Accessed on March 29, 2021. https://us.energypolicy.solutions/. Simulations used are default scenarios: Business as Usual, US NDC, and 1.5C Pathway.
- Rhodium Group	- Wimberger, E., Houser, T., and Larsen, J. (2021). Closing the Transportation Emissions Gap with Clean Fuels. https://rhg.com/wp-content/uploads/2021/01/Closing-the-Transportation-Emissions-Gap-with-Clean-Fuels-1.pdf.
- US DRIVE Partnership, sponsored by US DOE	- Grid Integration Tech Team and Integrated Systems Analysis Tech Team. (2019) Summary Report on EVs at Scale and the U.S. Electric Power System. https://www.energy.gov/sites/prod/files/2019/12/f69/GITT%20ISATT%20EVs%20at%20Scale%20Grid%20Summary%20Report%20FINAL%20Nov2019.pdf.
- Georgetown Researchers	- Daniel Sperling, Lew Fulton & Vicki Arroyo, Accelerating Deep Decarbonization in the U.S. Transportation Sector, in Zero Carbon Action Plan 188 (New York: Sustainable Development Solutions Network 2020). https://scholarship.law.georgetown.edu/cgi/viewcontent.cgi?article=3336&context=facpub
- Energy Policy Journal	- Peter Fox-Penner, Will Gorman, Jennifer Hatch, Long-term U.S transportation electricity use considering the effect of autonomous-vehicles: Estimates & policy observations, Energy Policy, Volume 122, 2018, Pages 203-213, ISSN 0301-4215, https://doi.org/10.1016/j.enpol.2018.07.033.
- US Energy Information Administration (EIA)	- EIA Annual Energy Outlook 2021. (2021). https://www.eia.gov/outlooks/aeo/. Reference case used for scenario forecasts.